UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12
PURE BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)
Richmont Corporation
John Rochon
Theodore Coburn
C. James Jensen
Thomas J. Reynolds
Dr. Martin Kassir
Jeffrey P. Bash

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Explanatory Note; Updated Information
     Richmont Corporation (the “Stockholder”), a stockholder of Pure Bioscience, Inc. (“Pure”), together with John Rochon, who is the Chairman of the Stockholder, Theodore Coburn, C. James Jensen, Thomas J. Reynolds, Dr. Martin Kassir and Jeffrey P. Bash (the “Participants”) are anticipated to be “participants” under the rules of the Securities and Exchange Commission (“SEC”) in the solicitation of proxies for the election of the Stockholder’s slate of nominees to the board of directors of Pure.
     On October 31, 2011, the Stockholder issued a press release announcing that it had previously provided notice (the “Notice”) to Pure of the Stockholder’s nomination of a slate of candidates to stand for election as directors at Pure’s next shareholders’ meeting. In connection with their intended proxy solicitation, the Participants intend to file a proxy statement with the SEC to solicit stockholders of Pure and are filing the Notice with this Schedule 14A. The Notice describes, among other things, a complaint filed by Pure against Richmont Sciences, LLC, an affiliate of the Stockholder’s, on June 29, 2011 in the Superior Court of California, County of San Diego (East County Division). On October 21, 2011, Richmont Sciences and an affiliate filed a cross-complaint against Pure in the matter alleging breach of contract, tortious interference with contract, breach of fiduciary duty, violation of the California Uniform Trade Secrets Act and defamation. The cross-complaint seeks general and special damages, interest, fees and further relief as the court may deem just and proper. The Participants advise stockholders of Pure to read their proxy statement when it becomes available, because it will contain important information. That proxy statement, when filed, and any other relevant documents, will be available without charge on the SEC’s website at www.sec.gov. In addition, the Participants in the solicitation will provide copies of the proxy statement and their other soliciting materials without charge upon request. Requests for copies should be directed to the Participants’ proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500 or via email at proxy@mackenziepartners.com. Information regarding the Participants, including their direct or indirect interests in the solicitation, by security holdings or otherwise, is contained in this Schedule 14A.

Richmont Corporation
2400 Dallas Parkway, Suite 230
Plano, Texas 75093

September 29, 2011

VIA PERSONAL DELIVERY

Pure Bioscience, Inc.
1725 Gillespie Way
El Cajon, California 92020

Attn:  Corporate Secretary

Re:	Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc.

Dear Corporate Secretary:

Pursuant to and in accordance with the requirements of Article 2 of the By-laws (the “By-laws”) for Pure Bioscience, Inc., a Delaware corporation (the “Company”), Richmont Corporation (the “Stockholder”) hereby gives notice, with respect to the next Annual or Special Meeting of Stockholders of the Company at which directors are to be elected and at any and all adjournments, postponements, recesses, reschedulings or continuations thereof (collectively, the “Stockholder Meeting”), of its nomination of Jeffrey P. Bash, Theodore J. Coburn, C. James Jensen, Dr. Martin Kassir, Thomas J. Reynolds, and John P. Rochon (collectively, the “Nominees”) to stand for election as directors of the Company for terms expiring in 2013 (the “Proposal”).

This notice is being provided in connection with the solicitation in opposition being conducted by the Stockholder. The Stockholder intends to prepare its own proxy materials and is not seeking inclusion of nominations in the Company’s proxy statement relating to the Stockholder Meeting. The Company is cautioned that the proxy rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) require that the Company’s proxy statement relating to the Stockholder Meeting be filed with the Securities and Exchange Commission in preliminary, and not in definitive, form.

The Stockholder is timely providing this notice in accordance with Section 2.10 of the By-laws.

All information required to be included in this notice pursuant to the By-laws has been provided by the Stockholder and the Nominees. Where information sought by Schedule 14A under the Exchange Act would be answered in the negative and no response would be required to be included in a proxy statement, a response may not be included below.

The Stockholder is a holder of record of common stock, par value $0.01 per share (the “Shares”), of the Company entitled to vote at the Stockholder Meeting and intends to appear in person or by proxy at such meeting to nominate the Nominees. The Stockholder is the beneficial and record owner of 77,147 Shares. A copy of a statement from the Company’s transfer agent confirming the Stockholder’s record ownership of such Shares is attached hereto as Exhibit A. The Stockholder does not own any Shares of record that it does not also directly or indirectly beneficially own. The Stockholder intends to remain the record owner of Shares as of the date of the Stockholder Meeting. None of the Shares currently held of record by the Stockholder are subject to margin credit or pledged. Neither the Stockholder nor any Stockholder Associated Person (as defined in the Bylaws) has entered into a Relevant Hedge Transaction (as defined in the Bylaws). Neither the Stockholder nor any Stockholder Associated Person (as defined in the Bylaws) directly or indirectly beneficially owns any Derivative Instrument (as defined in the Bylaws).

The address of the Stockholder is 2400 Dallas Parkway, Suite 230, Plano, Texas 75093.

Information Regarding the Proposal

The Stockholder nominates the Nominees for election at the Stockholder Meeting.

Information Regarding the Nominees

				Other
				Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

Jeffrey P. Bash	Business Address: 11 Amy Drive Westfield, New Jersey 07090 Home Address: 11 Amy Drive Westfield, New Jersey 07090	69
From 1996 to the present, Mr. Bash has principally been a private investor and advocate for shareholder interests. From 2008 to the present, Mr. Bash has also worked as a consultant to the private equity firm, General Pacific Partners LLC of Newport Beach, CA, providing strategic planning, corporate finance, structure, analysis, research and report writing services. Mr. Bash holds a Bachelor of Arts degree from Oberlin College.

The Stockholder determined that Mr. Bash should serve as a director because of his over 30 years of experience in the insurance industry where he was a Corporate Vice President & Actuary of New York Life Insurance Company, becoming a Fellow of the Society of Actuaries from 1970 until his retirement in 1995. Mr. Bash’s analytical and problem-solving skills, experience with financial analysis and projections and risk management, decades of experience in the financial markets, and many years as a Company shareholder would provide valuable insight to the Board and the direction of the Company.
				None

				Other
				Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

Theodore J. Coburn	Business Address: 285 West Broadway Suite 200 New York, New York 10013 Home Address: 416 Washington, Ste. 4E New York, New York 10013	58	From 2006 to 2007, Executive Vice President of Edison Schools, Inc. a for profit education management organization for public schools where he was responsible for strategy, marketing, and new business development. From 2007 to 2008, Executive Vice President for Nations Academy, a network of international Pre-K to twelfth grade schools. From 2010 to the present, partner and director for Coburn Greenburg Partners an investment banking firm that provides strategic and corporate financing plans to clients. Mr. Coburn holds a BS degree from the University of Virginia and an MBA from Columbia University. Mr. Coburn also holds a Master of Divinity, a Master of Counseling Psychology and a Certificate of Advanced Studies in Cognitive Development from Harvard University.	Ramtron International Corp. from 2005 to the present. Allianz Global Investors (and predecessor organization acquired by Allianz) from 1991 to present.

			The Stockholder determined that Mr. Coburn should serve as a director due to his 30 years of experience in corporate finance, mergers and acquisitions, developmental stage finance and growth capital, global capital markets and equity underwriting, and securities marketing and distribution corporate finance experience. In addition, Mr. Coburn was actively involved in the mutual fund industry, having developed products in conjunction with various mutual fund complexes and having served for several years as a board member for several mutual funds. Mr. Coburn brings a wide range of experience in the financial sector that benefits the Company. Mr. Coburn’s experience in corporate finance and global capital markets would provide valuable insight to the Board and direction of the Company.

				Other
				Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

C. James Jensen	Business Address: 650 Bellevue Way N.E. #3704 Bellevue, Washington 98004 Home Address: 650 Bellevue Way N.E. #3704 Bellevue, Washington 98004	70
From 1981 to present Mr. Jensen has been a private investor and advisor to start up companies. From 1983 to present Mr. Jensen has been Co-Founder and managing partner of Mara Gateway Associates, LP, a privately owned real estate investment company. From 2006 to present Mr. Jensen has been co-managing partner of Stronghurst, LLC which provides advisory and financial services to emerging growth companies. Mr. Jensen currently serves on the board of directors for Aspen University, Inc.

The Stockholder determined that Mr. Jensen should serve as a director because of his extensive experience as the former President and Chief Executive Officer of Grandtree Furniture Rental Corporation and Thousand Trails, Inc. and his expertise in marketing, developing gross sales revenue and advisory services to early stage public companies. Mr. Jensen spent 11 years with Encyclopaedia Britannica, Inc. serving as International Sales Manager and Senior Vice President and Chief Operating Officer of Great Books of the Western World. His experience in a variety of industries would provide the Board with a unique approach to understanding and solving complex corporate financial issues.
				Health Benefits Direct from 2006 to 2008 Sugarmade, Inc. from April 2011 to the present.

				Other
				Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

Dr. Martin Kassir	Business Address: 8335 Walnut Hill Lane, Suite 140 Dallas, Texas 75231 Home Address: 10807 Camellia Dallas, Texas 75230	45
Double board certified Dermatologist and Internist who specializes in aesthetic dermatology and laser procedures in the dermatology practice Dr. Kassir founded in 1999 and has conducted to the present. Dr. Kassir has lectured and conducted seminars on aesthetic dermatology procedures on six continents and has traveled to 80 countries. Dr. Kassir received his Doctor of Medicine from the University of Texas Southwestern Medical School and he completed an Internship and Residency in Internal Medicine at the University of Texas Southwestern Affiliated Hospitals (Parkland Hospital, Dallas VA Medical Center, Zale Lipshy University Hospital), as well as a Residency in Dermatology at Kansas University Medical Center. Dr. Kassir is a Diplomate of the American Board of Internal Medicine, a Diplomate of the American Board of Dermatology, a Fellow of the American Academy of Dermatology and a Fellow of the American Society for Laser Medicine & Surgery. Dr. Kassir serves on the Board of Directors and is also on the Mentorship Committee of the International Society of Dermatology.

The Stockholder determined that Dr. Kassir should serve as a director because of his diverse perspective attributable to his medical education and practice. Dr. Kassir’s expertise would provide the Board with insight into the issues and opportunities for the Company’s products in the growing healthcare industry.
				None

				Other
				Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

Thomas J. Reynolds, Ph.D	Business Address: South Bend Ave. #369 South Bend, Indiana 46637 Home Address: 2905 Teton Pines Dr. Wilson, Wyoming 83014	64
For the last ten years to present, Mr. Reynolds has been a Managing Director for Strategic Research, Development and Assessment, LLC a strategic marketing company. From 1981 to the present, Mr. Reynolds has provided marketing consulting services to clients offering a variety of goods and services with a focus since 2007 on clients in the US, Canada, Russia, China, and France. Mr. Reynolds is the author of over 50 academic articles relating to marketing and advertising strategy, decision research methods and quantitative models with over 2,000 academic citations and four books in the marketing, advertising strategy, and decision research model fields. Mr. Reynolds is the inventor of two US patents, one for an interactive method and system for teaching decision making and the second for determining strategies for increasing loyalty of a population to an entity. During his career, Mr. Reynolds has been on the faculties of University of California, Berkeley, University of Texas at Dallas, Michigan State University, and the University of Notre Dame.

The Stockholder determined that Mr. Reynolds should serve as a director due to his extensive experience and skills in strategic marketing and the over 25 years in academia he would bring to the Board. Also, Mr. Reynolds’ extensive research and skills in decision making methods would provide the Board with insight into comprehensive, multi-cultural customer decision making.
				None

				Other
				Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

John P. Rochon	Business Address: 2400 Dallas Parkway, Suite 230 Plano, Texas 75093 Home Address: 17631 Cedar Creek Canyon Drive Dallas, Texas 75252	60	Founder and Chairman of Richmont Holdings, Inc. a private investment and business management company that offers proprietary techniques for operational, financial, strategic business planning, marketing, and sales strategies for small and large companies since 2001. Since 2007, Mr. Rochon has led Richmont Holdings and procured sales and marketing relationships with a variety of companies including a paper product company, a gourmet coffee company, and a water company. Mr. Rochon is the Founder of Rochon Premium Brands line of gourmet foods. Mr. Rochon is an investor, member of the Board of Directors (since 2008), and member of the Conduct Review and Risk Policy Committee and the Human Resources and Compensation Committee of Jameson Bank, a chartered “Schedule I” financial institution regulated under the Federal Bank Act in Canada. Mr. Rochon holds a Bachelor of Science degree in chemistry and biology from the University of Toronto and holds a masters degree in business administration from the University of Toronto.	None

Other
Directorships(1)
			Principal Occupation(s)	Held by
Name	Address	Age	During Past 5 Years	Nominee

Mr. Rochon’s over 30 year career is replete with firsthand knowledge in operations, finance, and management through his involvement and affiliations with 250 different companies. His impressive resume reflects a depth of experience with both large and small companies, public and private, qualifying him uniquely for service on a company board. Mr. Rochon has worked for Chesebrough-Ponds (Unilever), Ecolab International, and Mary Kay, Inc. Mr. Rochon joined Mary Kay in 1980 and became chief financial officer in 1984. During 1985, Mr. Rochon arranged the financing and led the execution of the leveraged buyout of Mary Kay Cosmetics, Inc. Mr. Rochon served as Vice Chairman and Chief Financial Officer of Mary Kay from 1987 until 1991 and then served as Chairman and Chief Executive Officer from 1991 until 2001. During his career, Mr. Rochon, through various entities, has also managed the growth of companies in industries such as financial services, marketing, international trading, food services and office supplies. The Stockholder determined that Mr. Rochon should serve as a director because the Board would benefit from Mr. Rochon’s extensive and diverse business experience, his entrepreneurial drive and his many relationships in various industries.

(1)	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the Investment Company Act of 1940.

The Stockholder believes that, if elected, Messrs. Bash, Coburn, Jensen and Reynolds and Dr. Kassir would be considered independent directors under NASDAQ Stock Market listing standards.

Involvement in Certain Legal Proceedings

During the past ten years:

(a) In June 2009, Nukote International, Inc. (“NI”), a Delaware corporation and certain of its subsidiaries and affiliates voluntarily filed for protection under Chapter 11 of the U.S. Bankruptcy Code. John P. Rochon was an executive officer and director of NI at the time of filing and he held a beneficial equity interest in NI and its subsidiaries and affiliates through various limited partnerships.

(b) No Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) No Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(d) No Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e) No Nominee has been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “Commission”) to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated;

(f) No Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g) No Nominee has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; and

(h) No Nominee has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Interest in and Relationships with the Company

Nominee, John P. Rochon is the sole shareholder and Chairman of Richmont Sciences, LLC (“Sciences”) and its wholly-owned subsidiary IV-7 Direct, LLC (“IV-7”). On October 6, 2009, the Company entered into an Alliance Agreement with Sciences under which Sciences agreed to provide sales and marketing services to the

Company for a commission based on the Company’s margin for products sold and related metrics. At any time following the second anniversary of the Alliance Agreement, the Company had the right to terminate the agreement upon payment to Sciences of the fair market value of commissions due Sciences under the agreement. In February 2010, the Company and Sciences agreed that Sciences would launch a direct sales program with an independent sales force as an additional channel for sales of Company products to consumers and that the two companies would equally share the profits and expenses of the program. Sciences launched the direct selling program through IV-7 in May 2010. In September 2010, Sciences entered into a Commercial Sales Dealer Agreement (“Dealer Agreement”) with High Scope General Trading, LLC (“High Scope”), an entity unaffiliated with the Company and Sciences under which High Scope agreed to act as an exclusive sales and marketing dealer for Sciences in various Middle Eastern countries for an initial term of ten years, provided that High Scope met yearly minimum sales requirements ($9 million in sales for 2011, increasing each year to approximately $21 million in 2010). Shortly thereafter, the Company, Sciences and High Scope entered into an addendum that made the Company a party to the Dealer Agreement and incorporated specified terms and conditions relating to the Company’s products. In June 2011, the Company purported to terminate the Alliance Agreement, the agreement for the IV-7 direct sales program and its rights and obligations under the Dealer Agreement and ceased providing its products under these agreements. Sciences estimated that, if the 2011 minimum sales requirement under the Dealer Agreement were met with Company products, it would have earned approximately $2.5 million in commissions under the Alliance Agreement and the direct sales program for the year. Certain transactions between the Company and Sciences under these agreements are the subject of litigation described below.

Section 16(a) of the Exchange Act

None of the Nominees has failed to file on a timely basis reports related to the Company that are required by Section 16(a) of the Exchange Act.

Arrangements or Understandings

None of the Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Stockholder Meeting other than the interest of each Nominee in being elected to serve as a director of the Company and as otherwise described in this notice, including any exhibit hereto. Except as otherwise specified in this notice, including any exhibit hereto, (1) none of the Nominees owns Shares of record that it does not own beneficially and (2) none of the Nominees has purchased or sold any Shares within the past two years.

Nominees who own or owned Shares on the record date for the Stockholder Meeting have informed the Stockholder that they expect to vote such Shares for Stockholder’s Nominees. Except for the foregoing and as otherwise provided herein, the Nominees are not, and have not been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies. The Nominees do not beneficially own, directly or indirectly, any securities of any parent or subsidiary of the Company.

Except as otherwise specified in this Notice, none of the Nominees has any arrangement or understanding with respect to future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party.

Consent of Each Nominee

The consent of each Nominee to serve as a director of the Company, if so elected, is attached hereto as Annex 1.

Proceedings

On June 29, 2011 the Company filed a complaint against Richmont Sciences, LLC in Superior Court of California, County of San Diego (East County Division) alleging that Sciences did not pay for specified products delivered under the agreements described above under “Interests in and Relationships with the Company” and seeking an accounting of the parties’ financial dealings. The complaint seeks approximately $360,000 in damages plus interest, fees and costs, as well as additional amounts the Company alleges would result from the accounting it seeks. In its answer to the complaint, Sciences has denied the claims made and asserted twenty-one affirmative defenses. The Company and Sciences are currently undergoing discovery in the matter. The case does not have a trial date set.

Information Regarding the Participants

The Stockholder, the Nominees, and Mr. John P. Rochon are or may be deemed “participants” in the solicitation of proxies under the federal proxy rules and are hereinafter collectively referred to as the “Participants.” None of the Participants has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Stockholder Meeting other than (i) with respect to the Nominees, the interest of each such Nominees in being elected to serve as a director of the Company, and (ii) as otherwise described in this notice, including any exhibit hereto.

During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Exhibit B includes (i) the name and business address of each of the Participants, (ii) the class and number of Shares of the Company which are owned beneficially, directly or indirectly, by each of the Participants, (iii) each Participant’s present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on. None of the Participants owns Shares of record that it does not own beneficially.

Set forth on Exhibit C is a schedule of the purchases and sales by the Participants in the securities of the Company within the past two years, if any. Each Participant used its own investment capital to purchase all such securities listed therein as purchased by such Participant.

Except for Nominees as disclosed above and as otherwise provided in this notice, including any exhibits hereto, the Participants are not, and have not been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.

The Participants do not beneficially own, directly or indirectly, any securities of any parent or subsidiary of the Company.

No Participant, except as otherwise specified herein, has any arrangement or understanding with any person with respect to future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Information Regarding the Solicitation

The Stockholder intends to appear in person (through an authorized representative) or by proxy at the Stockholder Meeting to nominate the Nominees. Proxies may be solicited by mail, advertisement, telephone, facsimile, the Internet, telegraph or personal solicitation by the Participants. No additional compensation will be paid to the Participants for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Participants’ solicitation material to their customers for whom they hold shares, and the Participants will reimburse them for their reasonable out-of-pocket expenses.

The Stockholder has retained MacKenzie Partners, Inc. (the “Soliciting Agent”) to assist in the solicitation of proxies for the Nominees and for related services. The Soliciting Agent has been paid a retainer of $25,000 and expects to receive a fee to be mutually agreed upon completion of the engagement. In addition, the Stockholder has agreed to reimburse the Soliciting Agent for its reasonable out-of-pocket expenses and to indemnify it in respect of certain claims in connection with its retention. Approximately 25 persons will be used by the Soliciting Agent in its solicitation efforts.

The expense of preparing, assembling, printing and mailing the proxy statement and related materials and the cost of soliciting proxies for the Nominees will be borne by the Stockholder. In the event the a majority of Nominees are elected to the Board of Directors of the Company (the “Board”) at the Stockholder Meeting, the Stockholder intends to seek reimbursement of such expenses from the Company and not to submit such reimbursement to a vote of stockholders.

The Stockholder estimates that the total expenditures relating to the proxy solicitation incurred by the Participants is expected to be approximately $200,000, approximately $43,000 of which has been incurred to date.

General

The Stockholder reserves the right to nominate substitute and additional nominees for election to the Board for any reason. Shares represented by proxies given to the Stockholder will be voted for any substitute or additional nominees. The Stockholder reserves the right to nominate substitute persons for any reason, including if any of the Nominees become disqualified following the date hereof. Additionally, if any Nominee (or substitute thereof) is unable or unwilling to stand for election for any reason at the Stockholder Meeting, the Stockholder intends to nominate a person in the place of such Nominee (or substitute thereof). The Stockholder’s reservation of the foregoing rights, and any of the foregoing actions that may be taken by the Stockholder, would be without prejudice to the issue of whether any action by the Company was valid under the circumstances and will not limit the Stockholder’s and the other Participants’ rights to challenge such actions.

The Stockholder also reserves the right to make modifications to the Proposal and make additional proposals for any reason. The Company is again cautioned not to take any action that would interfere with or impede the effective exercise of the franchise of the Company’s stockholders with respect to the Stockholder Meeting, including the Stockholder’s ability to effectuate a change in the majority of the Board or the right of the Company’s stockholders to support the Stockholder’s nominations and/or proposals. Any such action will be viewed as an attempt by the Board to thwart the will of the stockholders and will be vigorously contested. In particular, the Company should not set a date for the Stockholder Meeting that is inconsistent with past practices, and clear, public disclosures should be made with adequate advance notice (under the Bylaws and otherwise) regarding the setting of such date and related matters, such as the record date and location.

The Stockholder, in furnishing this notice, does not concede the validity or enforceability of any of the provisions of the By-laws or any other matter, including any provisions in the By-laws that purport to impose advance notice requirements or otherwise limit the right of any stockholder to present business for consideration at any meeting of the stockholders, and expressly reserves the right to challenge the validity, application and interpretation of any such provisions or any other matter.

The Stockholder’s material interest in the nominations described in this notice is to replace at least a majority of the Board because the Stockholder believes that the Board has failed with regard to its corporate responsibilities. Specifically, the Board has failed to pursue a cohesive organizational strategy and directional policy to successfully commercialize the silver dihydrogen citrate molecule in its products. Further, the Stockholder believes the Board has failed in its supervision of the chief executive officer and in turn, its responsibility to ensure accountability of the Company to its stockholders. The Board has not preserved stockholder value, but rather has perpetually approved the issuance of additional shares as its primary strategy to raise capital, resulting in dilution of shareholder value.

As you are aware, this notice is being provided before the Company’s deadline for submission of director nominees and stockholder proposals provided for in the By-laws; although the Stockholder has endeavored to fully satisfy all requirements for this notice set forth in the By-laws, please contact David Emmons (214.953.6414) of Baker Botts L.L.P. immediately should the Company require any additional information.

Sincerely,

Richmont Corporation

By:	/s/ John P. Rochon
John P. Rochon
Chairman

Exhibit A

pure BIOSCIENCE

Computershare

Computershare Trust Company, N.A.
PO Box 43078
Providence, RI 02940-3078
Within USA, US territories & Canada 800 962 4284
Outside USA, US territories & Canada 781 575 3120
www.computershare.com/investor

Pure Bioscience is incorporated under the laws of the State of CA.

008962

RICHMONT CORPORATION
2400 DALLAS PKWY
230
PLANO TX 75093-4371

Holder Account Number
C0000008401

Company ID	PURE
SSN/TIN Certified	Yes

Pure Bioscience - Direct Registration (DRS) Advice

Transaction(s)

Date	Transaction Description	Total Shares/Units	CUSIP	Class Description
19 Sep 2011	Dtc Stock Withdrawals (Drs)	77,147.000000	74621T100	Common Stock

Account Information: Date: 19 Sep 2011 (Excludes transactions pending settlement)

Current Direct Registration Balance	Total Shares/ Units	Price Per Share	Value ($)	CUSIP	Class Description
77,147.000000	77,147.000000	0.900000	69,432.30	74621T100	Common Stock

IMPORTANT INFORMATION – RETAIN FOR YOUR RECORDS.

This advice is your record of the share transaction in your account on the books of the Company as part of Direct Registration System. This advice is neither a negotiable instrument nor a security, and delivery of it does not of itself confer any rights to the recipient. It should be kept with your important documents as a record of your ownership of these shares. No action on your part is required.

Upon request, the Company will furnish to any shareholder, without charge, a full statement of the dedsignations, rights (including rights under any Company's Rights Agreement, if any), preferences and limitations of the shares of each class and series authorized to be issued, and the authority of the Board of Directors to divide the shares into series and to determine and change rights, preferences and limitations of any class or series.

Assets are not deposits of Computershare and are not insured by the Federal Deposit Insurance Corporation, the Securities Investor Protection Corporation, or any other federal or state agency.

If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.

40UDR PURE

00H5AB (Rev. 1/11) 001CS0003.D.MIX_3376/008962/011565

Please see important PRIVACY NOTICE on reverse side of statement

Privacy Notice

At Computershare, we take privacy seriously. In the course of providing services to you in connection with employee stock purchase plans, dividend reinvestment plans, direct stock purchase plans and/or direct registration services, we receive nonpublic, personal information about you. We receive this information through transactions we perform for you, from enrollment forms, automatic debit forms, and through other communications with you in writing, electronically, and by telephone. We may also receive information about you by virtue of your transaction with affiliates of Computershare or other parties. This information may include your name, address (residential and mailing), social security number, bank account information, stock ownership information and other financial information.

With respect both to current and former customers, Computershare does not share nonpublic personal information with any non-affiliated third-party except as necessary to process a transaction, service your account or as required or permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless required or permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you. Computershare maintains physical, electronic and procedural safeguards to protect your personal information.

Computershare realizes that you entrust us with confidential personal and financial information and we take that trust very seriously.

PURE BIOSCIENCE

Computershare

Computershare Trust Company, N.A.
PO Box 43078
Providence, RI 02940-3078
Within USA, US territories & Canada 800 962 4284
Outside USA, US territories & Canada 781 575 3120
www.computershare.com/investor

RICHMONT CORPORATION
2400 DALLAS PKWY
230
PLANO TX 75093-4371

Holder Account Number

C0000008401 COR

Company ID PURE
SSN/TIN Certified Yes

Direct Registration Transaction Request Form

Please mark one box only. This form is only applicable to shares held in Direct Registration (DRS) for COMMON STOCK.

Sell All Shares* ☐ OR Sell This Number Of Whole Shares* ☐☐☐☐☐☐

Issue All Whole Shares ☐ OR Issue A Certificate For This Number Of Whole Shares ☐☐☐☐☐☐

*If you have requested a certificate, please enclose a check for $25.00.

Signatures: The instructions given above must be signed by the registered holder. If held in joint name, both owners must sign. By signing, I/we agree to the terms and conditions of Direct Registration. If you have any questions, call the number above.

Signature 1 - Please keep signature within the box.

Signature 2 - Please keep signature within the box.

Date (mm/dd/yyyy) ☐☐ / ☐☐ / ☐☐☐☐

Daytime Telephone Number ☐☐☐ ☐☐☐ ☐☐☐☐

*For sales requests for partnerships or corporations, please have your signature(s) medallion guaranteed or provide us with a certified copy of the corporate resolution dated within 180 days or a certified copy of the partnership agreement dated within 60 days.

Medallion Guarantee Stamp (Notary Public Is Not Acceptable)

IN THE EVENT YOU WISH TO MAKE A TRANSACTION TO YOUR ACCOUNT, PLEASE MARK ONE BOX ONLY.

IF YOU DO NOT WISH TO MAKE A TRANSACTION AT THIS TIME, PLEASE RETAIN THIS FORM FOR FUTURE USE. YOU ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION.

S D 1 B U S C U S 1 1 0 0 D R T P U R E C O 1

011D8B (Rev. 1-11)

001CS0003.D.MIX_3376/008962/011566

How To Fill Out the Direct Registration Transaction Request Form

Sell — To sell ALL shares, check the “Sell All Shares” box on the reverse side. To sell only a portion of the shares you hold, DO NOT check the “Sell All Shares” box; instead, indicate the number of shares you wish to sell in the “Sell This Number Of Whole Shares” box, and return to the address below. Sale requests submitted on this Direct Registration Transaction Request Form will be treated as a batch order and are generally processed no later than five business days after the date on which the form is received. A market order sale may be available by telephone or through Investor Centre at www.computershare.com. Please contact us at the phone number listed on the reverse side or refer to the Terms and Conditions of Sales Facility in the Direct Registration brochure for more information concerning the types of orders available and fee details. Note: market orders and batch orders are subject to different fees. The IRS requires that we report the cost basis of certain shares acquired after January 2,2011. If your shares are covered by the legislation and you provide a written request specifying a cost basis calculation method to be used when selling those shares, we will process as requested. If you do not specify a cost basis calculation method, we will default to selling shares in first in, first out (FIFO) order as shown on our system. Please visit our website or consult your tax advisor if you need additional information about cost basis. When selling through Computershare, you are unable to direct the time at which the shares may be sold and you are unable to select the broker through whom sales are made.

Issue — To request a certificate for ALL whole shares, check the “Issue All Whole Shares” box on the reverse side. To request a certificate for only a portion of the shares you hold, DO NOT check the “Issue All Whole Shares” box; instead, indicate the number of shares you wish to have certificated in the “Issue A Certificate For This Number Of Whole Shares” box, and return to the regular mail address below. Enclose a check if required. The IRS requires that we report the cost basis of certain shares acquired after January 2, 2011. If your shares are covered by the legislation and you provide a written request specifying a cost basis calculation method to be used when issuing those shares, we will process as requested. If you do not specify a cost basis calculation method, we will default to issuing shares in first in, first out (FIFO) order as shown on our system. Please visit our website or consult your tax advisor if you need additional information about cost basis. A certificate will be sent to you by first class mail. If fractional shares are all that remain in your account, they may be sold and the proceeds mailed to you.

Cost Basis — The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares are covered by the legislation and you sell or transfer the shares and request a specific cost basis calculation method, we will process as requested. If you do not specify a cost basis calculation method, we will default to the FIFO method. Please visit our website or consult your tax advisor if you need additional information about cost basis.

SSN/TIN Certified — If your account is not certified, you must complete a W-9 or W-8BEN tax form or taxes will be withheld from any dividends or sales proceeds per Internal Revenue Service requirements.

OTHER TRANSACTIONS — To obtain forms for transferring your Direct Registration shares to another person or to make changes to your account, such as an address change, please call the telephone number or visit our website on the reverse of the form.

MAIL TO:	Regular Mail:	Computershare PO BOX 43078 Providence, RI 02940-3078	Courier or Certified Mail:	Computershare 250 Royall Street Canton, MA 02021

The Company in which you own stock has elected to use the Direct Registration System (DRS) as its means of recording stock ownership. This brochure outlines what DRS means to you as a shareholder.

DRS is share ownership without paper stock certificates. Your shares are held in book-entry form. As the Company’s transfer agent, Computershare keeps a record of your shares on the Company’s register of owners. When you transfer or sell DRS shares, the transaction takes place electronically without the movement of stock certificates. The following pages more fully describe DRS.

Why is the Company using DRS?

DRS:

•	Eliminates your risk of loss, theft or destruction of certificates, plus the time and expense to replace a lost certificate

•	Eliminates the cost of maintaining a secure place to keep your certificates

•	Makes your stock transactions faster and easier

•	Saves the Company unnecessary printing and mailing expenses

•	Supports the U.S. securities industry’s move towards certificateless shares

•	Has become the global standard for share ownership

•	Offers a quick and convenient way of selling your DRS shares

Without certificates, how will I know how many shares I own?

Each time you have a share transaction you are sent a Direct Registration Transaction Advice (Advice reporting the number of the Company’s shares you hold in book-entry form. You are also sent a Transaction Request Form which can be used for sales transactions, as described further on in this brochure. For instructions on how to transfer your shares, please visit us online at www.computershare.com, refer to the Transaction Request Form or call Computershare at the telephone number on your Advice.

What about the certificates I already hold?

You may convert your certificated shares in the Company to DRS if you wish. To do this, send your stock certificate(s) and the completed Transaction Request Form to:

Computershare
Attn: Stock Transfer Department
250 Royall Street
Canton, MA 02021

Note: We cannot convert your stock certificates to DRS shares without receipt of the actual certificates.

We recommend that you use a courier service and please make sure that you DO NOT sign the back of your certificates.

How do I sell my DRS shares?

You may sell your shares as a Batch Order. For some companies, you may be able to sell your shares as a Market Order. The following describes the two types of orders.

Market Order.  A market order is a request to sell shares promptly at market price. Market order sales are only available at www.computershare.com through Investor Centre or by telephone.

Batch Order.  A batch order is an accumulation of all sales requests for a security submitted together as an aggregated request. Sale instructions for batch orders received by Computershare will be processed no later than five business days after the date on which the order is received (except where deferral is required under applicable federal or state laws or regulations), assuming the applicable market is open for trading and sufficient market liquidity exists. All sale requests received in writing, including on the Transaction Request Form, will automatically be treated as batch order sale requests. Batch orders are submitted on each market day, assuming there are sale requests to be processed.

To submit your sale request in writing, please complete the Transaction Request Form and mail it to Computershare:

Computershare
Attn: Sales Team
P.O. Box 43078
Providence, RI 02940-3078

For more information about the timing, processing, pricing of sale requests, and fees, see the Terms and Conditions of Sales Facility on the back of this page. Note: the Market Order and Batch Order sale requests are subject to different fees.

Can I transfer my DRS shares to my broker?

Yes, have your broker request your shares be sent to them through the Depository Trust Company’s Direct Registration Profile System. You need to supply your broker with a copy of your latest Advice and the following information:

•	Your Computershare account number (on your Advice)

•	Your Social Security Number

•	Computershare’s DTC number, 7807

•	The number of whole shares you wish to move from your Computershare account to your brokerage account

Terms and Conditions of Sales Facility

As a condition to using the Direct Registration services provided by Computershare Trust Company, N.A. (“Computershare”), you hereby agree to the following terms:

1. Sale Requests.

(a) As a holder of book-entry shares, you may request that Computershare sell all or a portion of your shares in writing (via your Transaction Request Form), or online at www.computershare.com or via telephone. In submitting the sale instruction, you agree that Computershare may transfer your shares to complete the sale, including transfers to a nominee account of Computershare and to Computershare’s brokerage firm.

(b) If available, market order sale requests received at www.computershare.com through Investor Centre or by telephone will be placed promptly upon receipt during market hours (normally 9:30 a.m. to 4:00 p.m. Eastern Time). Any orders received after 4:00 p.m. Eastern Time will be placed promptly on the next day the market is open. The price shall be the market price of the sale obtained by Computershare’s broker, net of fees.

(c) Batch order sale requests received in writing (including via your Transaction Request Form), by telephone or at www.computershare.com through Investor Centre by Computershare will be processed no later than five Business Days after the date on which the order is received assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). (As used herein, the term “Business Day” means any day except a Saturday, Sunday, Federal Reserve Bank holiday or New York Stock Exchange holiday). All sale requests received in writing will be submitted as batch order sales. In every batch order sale, the price to each selling shareholder shall be the weighted average sale price obtained by Computershare’s broker net of fees for each batch order placed by Computershare and executed by the broker. To maximize cost savings for batch order sale requests. Computershare will seek to sell shares in round lot transactions. For this purpose Computershare may combine each selling shareholder’s shares with those of other selling shareholders.

(d) Proceeds from the sale will generally be mailed within three (3) Business Days of the date upon which the sale transaction is settled. You agree that Computershare makes no representations or warranty that any of the services shall be performed at any set time, and Computershare shall not be liable of any change in the market value of any security at any time. If you are a shareholder enrolled in the Company’s dividend reinvestment or direct stock purchase plan (collectively, the “Plan”), and the Plan provides that split, spin-off, or distributed shares are to be allocated to the shareholder through the Plan, then the sale of book-entry shares will be subject to the Plan, in which case such shareholder may not use the sales facility.

(e) Computershare will instruct its broker, which may be an affiliate of Computershare, to effect sales on any securities market where the Company’s shares are traded, subject to such terms with respect to price, delivery or other factors as Computershare may determine. No instruction to sell shares recently acquired will be accepted until the shares have been completely posted by Computershare to your book-entry Direct Registration account. You do not have any authority or power to direct the exact time at which shares may be sold or to select the broker or dealer through whom sales are to be made.

(f) All sales requests are final. Once Computershare receives your sale instructions, the request cannot be stopped or cancelled. Shares sold may be a combination of DRS and plan shares. Computershare does not provide any investment advice or recommendations with respect to any sale transaction initiated by you. Any decision to sell any security under the Sales Facility must be made by you based upon your own research and judgment. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis.

2. Fees.  In processing a sale instruction, you agree that Computershare is entitled to compensation under its fee schedule. The charge for the transaction is described on the DRS Transaction Request Form and available online at www.computeshare.com. All fees shall be deducted from the sale proceeds. The fees are subject to change at any time without notice. You may inquire about the applicable fee before requesting a sale.

3. Taxes.  Computershare, as dividend disbursing agent and as Direct Registration sales service agent, is required to perform backup withholding on those accounts which do not have a certified tax identification number. To avoid backup withholding on dividend disbursements or on sales of shares, please be sure your tax identification number on file with us is certified through the completion of Form W-9. Please visit us online if you need a W-9 for this purpose.

4. Corporate Insiders.  If you are subject to Section 16 of the Securities Exchange Act of 1934 (or any rule promulgated thereunder) or are an affiliate of the Company (as that term is defined in Rule 144 of the Securities Act of 1933), you agree not to use the Sales Facility except in strict compliance with applicable securities law. You further agree that you are solely responsible for determining and maintaining compliance under applicable securities law. (Please note that the processing of such sales orders may entail additional delays.)

5. Limitation of Liability.  No obligations are assumed by Computershare other than those that are specifically set forth herein, it being expressly understood that there are no implied duties or obligations under this Sales Facility. Computershare shall not be liable to you for any action taken or omitted to be taken in connection with or under this Sales Facility, except that Computershare shall be liable for direct losses incurred by you arising out of the willful misconduct of Computershare. Under no circumstances whatsoever shall Computershare be liable for special, indirect, incidental, punitive or consequential loss, or damage of any kind whatsoever (including, but not limited to, lost profits), even if Computershare has been advised of the possibility of such loss or damage. Under no circumstances whatsoever shall Computershare be liable for any actions or inactions of any brokerage firm retained by Computershare to perform any services under this Sales Facility. Computershare shall not be liable for any loss or damage resulting from its inability to comply with these Terms and Conditions by reason of events beyond its reasonable control, including acts of war, terrorism, riots, civil emergencies, acts of God or nature, local or regional electrical or communications system breakdowns, or acts of civil or military authority.

6. Entire Agreement and Modifications.  The terms and conditions of this Sales Facility, including this brochure and all exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, whether written or oral, between the parties. Computershare reserves the right to amend or modify these Terms and Conditions and to terminate this Sales Facility at any time, by sending a copy of such modification or notice of termination (that may be included with normal company mailings to shareholders) to shareholders in Direct Registration [or by posting a copy of such modification or notice at www.computershare.com].

7. Governing Law and Jurisdiction.  The Sales Facility shall be governed by the laws of the State of New York (without regard to the conflict of law principles), and the parties hereby consent to the jurisdiction of courts in Illinois, New Jersey, and Massachusetts (whether state or federal) over all matters relating to this Sales Facility.

Privacy Notice

At Computershare, we take privacy seriously. In the course of providing services to you in connection with employee stock purchase plans, dividend reinvestment plans, direct stock purchase plans and/or direct registration services, we receive nonpublic, personal information about you. We receive this information through transactions we perform for you, from enrollment forms, automatic debit forms, and through other communications with you in writing, electronically, and by telephone. We may also receive information about you by virtue of your transaction with affiliates of Computershare or other parties. This information may include your name, address (residential and mailing), social security number, bank account information, stock ownership information and other financial information.

With respect both to current and former customers, Computershare does not share nonpublic personal information with any non-affiliated third-party except as necessary to process a transaction, service your account or as required or permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless required or permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you. Computershare maintains physical, electronic and procedural safeguards to protect your personal information.

Computershare realizes that you entrust us with confidential personal and financial information and we take that trust very seriously.

Exhibit B

Set forth below are the names and specified common stock ownership and other information with respect to each of the Participants.

Principal Occupation or
		Number of Shares		Employment and the Name,
		owned Beneficially		Principal Business and
		and Nature of		Address of Any Corporation
	Number of Shares	Beneficial		or Other Organization in
Name and Address of	Owned of Record	Ownership (Percent		which Such Employment is
Beneficial Owner	(Percent of Class)(2)	of Class)(2)		Carried On

Jeffrey P. Bash 11 Amy Drive Westfield, New Jersey 07090	—	155,000	† Direct	Management of personal investments and advocate for shareholder interests. 11 Amy Drive Westfield, New Jersey 07090
Theodore J. Coburn 416 Washington, Ste. 4E New York, New York 10013	—	—		Partner and director for Coburn, Greenburg Partners. 285 West Broadway Suite 200 New York, New York 10013
C. James Jensen 650 Bellevue Way N.E. #3704 Bellevue Washington 98004	146,000†	146,000	† Direct	Co-founder and managing partner of Mara Gateway Associates, LP and co-managing partner of Stronghurst, LLC 650 Bellevue Way N.E. #3704 Bellevue, Washington 98004
Dr. Martin Kassir 10807 Camellia Dallas, Texas 75230	—	—		Dermatologist and Internist Mona Lisa Dermatology & Plastic Surgery, P.A. 8335 Walnut Hill Lane Suite 140 Dallas, Texas 75231
Thomas J. Reynolds, Ph.D	—	—		Managing Director for Strategic Research, Development and Assessment, LLC South Bend Ave. # 369 South Bend, Indiana 46637
Richmont Corporation 2400 Dallas Parkway, Suite 230 Plano, Texas 75093	77,147†	77,147	† Direct	Private investment and business management company. 2400 Dallas Parkway, Suite 230 Plano, Texas 75093
John P. Rochon	—	77,147	† Indirect*	Founder and Chairman of Richmont Holdings, Inc. and Richmont Corporation. 2400 Dallas Parkway, Suite 230 Plano, Texas 75093

B-1

(2)	Percentages were calculated on the basis that 39,749,216 shares of Common Stock were outstanding as of June 10, 2011 as disclosed by the Company in its Form 10-Q for the quarter ended April 30, 2011 filed with the SEC on June 13, 2011.

†	Indicates less than one percent.

*	John P. Rochon, as the individual majority shareholder of 75% of the Stockholder, has beneficial ownership of 77,147 shares of Common Stock. Nick G. Bouras owns 25% of the Stockholder. A family member of Mr. Rochon’s (who does not share his household) owns an additional 3,240 shares of the Company.

B-2

Exhibit C

TRANSACTIONS IN SECURITIES OF PURE BIOSCIENCE, INC.

The following tables set forth information with respect to all purchases and sales of securities by any of the Participants during the past two years (numbers in parentheses indicate sales):

Transactions in Common Stock

Date	Jeffrey P. Bash	C. James Jensen	John P. Rochon

08/17/09	900
8/21/09	10,900
5/6/10	8,200
8/20/10	4,200
11/19/10	13,200
1/21/11	2,600
5/20/11	10,000		77,147(3)
8/19/11	4,900
5/28/10		45,062
6/2/10		4,938
9/22/10		11,860
9/23/10		45,540
9/28/10		43,400
9/29/10		42,085
9/30/10		7,115
1/20/11		(50,000)
5/17/11		(20,000)
8/8/11		(2,635)
8/9/11		(30,958)
8/11/11		(10,000)
8/12/11		(7,000)
8/15/11		(77,147)
8/16/11		(5,420)
8/19/11		(15,381)

(3)	Mr. Rochon acquired beneficial ownership of these shares through a partnership controlled by him. On July 21, 2011, record ownership of these shares was transferred to the Stockholder, which is also controlled by Mr. Rochon.

C-1

Annex 1

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
PURE BIOSCIENCE, INC.

To the Secretary of Pure Bioscience, Inc.:

As required by Article 2 of the By-laws of Pure Bioscience, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Richmont Corporation, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.

/s/  Jeffrey P. Bash
Name:     Jeffrey P. Bash
Dated: September 26, 2011

Annex-1

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
PURE BIOSCIENCE, INC.

To the Secretary of Pure Bioscience, Inc.:

As required by Article 2 of the By-laws of Pure Bioscience, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Richmont Corporation, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.

/s/  Theodore J. Coburn
Name:     Theodore J. Coburn

Dated: September 27, 2011

Annex-2

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
PURE BIOSCIENCE, INC.

To the Secretary of Pure Bioscience, Inc.:

As required by Article 2 of the By-laws of Pure Bioscience, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Richmont Corporation, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.

/s/  C. James Jensen
Name:     C. James Jensen

Dated: September 26, 2011

Annex-3

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
PURE BIOSCIENCE, INC.

To the Secretary of Pure Bioscience, Inc.:

As required by Article 2 of the By-laws of Pure Bioscience, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Richmont Corporation, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.

/s/  Dr. Martin Kassir
Name:     Dr. Martin Kassir

Dated: September 28, 2011

Annex-4

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
PURE BIOSCIENCE, INC.

To the Secretary of Pure Bioscience, Inc.:

As required by Article 2 of the By-laws of Pure Bioscience, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Richmont Corporation, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.

/s/  Thomas J. Reynolds
Name:     Thomas J. Reynolds

Dated: September 29, 2011

Annex-5

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
PURE BIOSCIENCE, INC.

To the Secretary of Pure Bioscience, Inc.:

As required by Article 2 of the By-laws of Pure Bioscience, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Pure Bioscience, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Richmont Corporation, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.

/s/  John P. Rochon
Name:     John P. Rochon

Dated: September 27, 2011

Annex-6